UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Brookdale Senior Living Inc.

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Below are images from the Company's website: VoteBrookdaleBLUE.com which launched May 15, 2025 to provide additional information for shareholders in connection with its upcoming 2025 Annual Meeting of Stockholders.

BROOKDALE SENIOR LIVING

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Support the Brookdale Board and Management Team
Agents of Change with a Clear and Compelling Strategy for Creating Shareholder Value
Vote "FOR" ONLY Brookdale's Eight Nominees on the BLUE Proxy Card

Brookdale's Board and Management Team Are Taking Decisive Action to Position the Company for Its Next Stage of Growth

At Brookdale's upcoming 2025 Annual Meeting, the Brookdale Board seeks your support, so that we may build on our momentum and deliver the value our shareholders deserve.

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The Board and management team are taking decisive action to launch the next stage of the Company’s growth. We are incorporating investor perspectives into a reframing of our strategic landscape and the composition of the Board and management team. Already in 2025, we: Transitioned the Company’s former CEO and have a search well- underway for the Company’s next CEO Outlined specific key strategic priorities for 2025 and onwards Increased annual guidance for 2025RevPAR year-over-year growth to 5.00%-5.75% and Adjusted EBITDA1 to $440M - $450M Provided positive annual guidance for 2025 Adjusted Free Cash Flow1 in the range of $30M-$50M Appointed two new independent directors with extensive industry knowledge to the Board, lowering the average tenure of the Board to less than four years following the Annual Meeting, assuming the Company’s nominees are elected Launched a review of governance enhancements relating to director tenure Began an evaluation of revisions to the performance-based long-term incentive awards program 1 See Non-GAAP Financial Measures located in the Disclaimer for further information

Brookdale's Board and Management Team are Executing to Realize the Company's Full Potential

We are making meaningful headway on achieving our long-term goals of driving continued growth in profitable occupancy, RevPAR, and Adjusted EBITDA, while delivering steady free cash flow generation. Brookdale's solid first quarter results and annual guidance raise are a testament to the significant momentum underway, and the Board and management team are committed to continuing to drive quantifiable change.

Our Strategy →

Protect the Value of Your Investment: Use the **BLUE** Proxy Card to Vote "**FOR**" ONLY Brookdale's Eight Highly-Qualified Director Nominees Today

How to Vote →



Brookdale's Board Has a Proven Track Record of Refreshment and Holding Management Accountable

Brookdale's highly qualified and engaged director nominees include:

8
directors

7
independent directors

4
new independent directors appointed in the last twelve months

200+
collective years of experience in areas relevant to Brookdale's business

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The Board has put forward a slate of directors for election at the 2025 Annual Meeting that balances institutional knowledge and fresh perspectives.

Our Nominees →

Investors

Jessica Hazel
Jessica.hazel@brookdale.com

Media

media.relations@brookdale.com

Tim Lynch / Leigh Parrish
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

If you have any questions about the Annual Meeting or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated.

+1 (877) 750-5838 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)

How to Vote →

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BROOKDALE SENIOR LIVING

HOME | OUR NOMINEES | OUR STRATEGY | ATTEMPTED ENGAGEMENT WITH ORTELIUS | WHAT THE EXPERTS ARE SAYING | SHAREHOLDER RESOURCES | HOW TO VOTE


Meet Brookdale's Highly Qualified Director Nominees
Vote **"FOR" ONLY** Brookdale's Eight Nominees on the **BLUE** Proxy Card

Brookdale Recommends the Election of ONLY Its Eight Director Nominees to Oversee and Accelerate Brookdale's Success

Collectively, Brookdale's proposed nominees offer a wealth of experience in areas relevant to Brookdale's business, including real estate, finance, M&A, sales and marketing, healthcare, and senior housing. Brookdale has demonstrated its commitment to refreshment at the Board level, with four directors whom have been appointed in the last twelve months, valuing an invigorating balance of institutional knowledge and fresh perspectives.

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Denise W. Warren CHAIRMAN & INTERIM CHIEF EXECUTIVE OFFICER
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Jordan R. Asher, MD INDEPENDENT DIRECTOR Read Bio
Claudia N. Drayton INDEPENDENT DIRECTOR Read Bio
Mark Fioravanti INDEPENDENT DIRECTOR
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Victoria L. Freed INDEPENDENT DIRECTOR
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Joshua Hausman INDEPENDENT DIRECTOR
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Elizabeth B. Mace INDEPENDENT DIRECTOR
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Lee S. Wielansky INDEPENDENT DIRECTOR
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Denise W. Warren
CHAIRMAN & INTERIM CHIEF EXECUTIVE OFFICER
Ms. Warren brings more than 30 years of operational, financial and healthcare experience. Ms. Warren has served as Brookdale’s Interim Chief Executive Officer, Chairman and a member of the Office of CEO since April 2025; after having served as the non-executive chairman since June 2024. In addition, she served as Executive Vice President and Chief Operating Officer of WakeMed Health & Hospitals from October 2015 through December 2020, where she was responsible for the strategic, financial, and operational performance of the organization’s network of facilities in the North Carolina Research Triangle area. Prior to that, from 2005 to September 2015, Ms. Warren served as Chief Financial Officer of Capella Healthcare, Inc., an owner and operator of general acute-care hospitals, as well as its Executive Vice President since January 2014, and as its Senior Vice President prior to that. Before joining Capella, she served as Senior Vice President and Chief Financial Officer of Gaylord Entertainment Company from 2000 to 2001, as Senior Equity Analyst and Research Director for Avondale Partners LLC and as Senior Equity Analyst for Merrill Lynch & Co. Until November 2024 she served on the Board of Directors of TruBridge, Inc. (formerly known as Computer Programs and Systems, Inc.), where she served as Chair of the Audit Committee and the Compensation Committee. She currently serves on the Board of Directors of Newport Healthcare, Straive, and Virtusa, Inc. Ms. Warren is National Association of Corporate Directors (NACD) Directorship CertifiedTM and received a Corporate Directors Certificate from Harvard Business School. Ms. Warren earned a B.S. degree in Economics from Southern Methodist University and an M.B.A. from Harvard University.

Jordan R. Asher, MDINDEPENDENT DIRECTORDr. Asher brings more than 20 years of expertise and a history of success in large matrixed, mission-based, national healthcare systems. From 2023 to May 2025, he served as Executive Vice President and Chief Clinical Officer of Sentara Healthcare, a large integrated delivery health system including a clinically integrated network and insurance company serving Virginia and North Carolina, where he had a wide range of responsibilities, including creating high quality, equitable, and innovative models of care delivery as well as providing national thought leadership directed towards the future of health care. From 2018 to 2023, he served as the Chief Physician Executive and Senior Vice President of Sentara. Prior to Sentara, Dr. Asher served in several executive roles with Ascension since 2006, including Chief Clinical Officer of its Ascension Care Management subsidiary from 2016 to 2018 with responsibility for network development and population and risk management, Chief Clinical Officer and Chief Innovation Officer of Ascension’s MissionPoint Health Partners subsidiary from 2015 to 2016, and Chief Medical Officer and Chief Integration Officer of MissionPoint Health Partners from 2011 to 2015. Dr. Asher earned a B.S. in Biology from Emory University, an M.D. from Vanderbilt University School of Medicine, and an M.S. in Medical Management from the University of Texas at Dallas and Southwestern Medical Center.Claudia N. DraytonINDEPENDENT DIRECTORMs. Drayton brings more than 20 years of operational and financial experience in healthcare and biotech companies. Currently, she serves on the board of 3D Systems Inc. (NYSE: DDD) where she is the Chair of the Audit Committee and a member of the Compensation Committee. Most recently, she served as the Chief Financial Officer of Quantum-Si Incorporated, a publicly-traded life-sciences company focused on protein sequencing and genomics for the healthcare industry. She held this role from April 2021 until June 2023, and during her tenure she oversaw the company’s successful transition to a publicly traded company. Prior to that Ms. Drayton served as the Chief Financial Officer of Nuwellis, Inc., a publicly-traded medical device company focusing on commercializing ultrafiltration technology for patients with heart failure. Before joining Nuwellis, she spent 15 years at Medtronic, a global leader in medical devices, where she held leadership positions of increasing responsibility in the finance organization. These included Chief Financial Officer for both the Peripheral Vascular and the Integrated Health Solutions business units. Ms. Drayton is National Association of Corporate Directors (NACD) Directorship CertifiedTM. She began her career at Arthur Andersen LLP where she was an audit manager. Ms. Drayton received a B.B.A in Accounting from the University of Mary Hardin-Baylor and an M.B.A. from the University of Minnesota’s Carlson School of Management.

Mark FioravantiINDEPENDENT DIRECTORMr. Fioravanti has more than 25 years’ experience in hospitality and real estate and is a 23-year veteran of Ryman Hospitality Properties, Inc. (formerly Gaylord Entertainment) (RHP). Mr. Fioravanti is currently President, Chief Executive Officer, and a member of the Board of Directors of RHP. In his role, Mr. Fioravanti is responsible for all facets of the company, including its portfolio of destination convention resorts and its owned and operated entertainment division, Opry Entertainment Group (OEG). Mr. Fioravanti was appointed CEO on January 1, 2023, after serving as President and Chief Financial Officer since 2015. Prior to 2015, he served in various senior positions for RHP, including Executive Vice President and Chief Financial Officer, Senior Vice President of Finance and Treasurer, Division President of ResortQuest International, and Senior Vice President of Sales and Marketing. He serves on the board of the Nashville Area Chamber of Commerce, Nashville Convention and Visitors Corp., NAREIT’s Advisory Board of Governors, and the Tennessee Business Leadership Council. Mr. Fioravanti holds an M.B.A. from the University of Tennessee and a B.S. in Landscape Architecture from The Ohio State University. Victoria L. FreedINDEPENDENT DIRECTOR Ms. Freed brings more than 25 years of executive leadership in the areas of sales, customer service, and marketing, and has earned numerous awards for outstanding achievement in sales and marketing during her career. Ms. Freed is Senior Vice President of Sales, Trade Support and Service for Royal Caribbean International, having served in that role since 2008, where she oversees the largest sales team in the cruise line industry and also manages the company’s consumer outreach, reservations, group sales, and customer service functions. Prior to her service with Royal Caribbean, Ms. Freed worked for 29 years with Carnival Cruise Lines, where she served as Senior Vice President of Sales and Marketing during the last 15 years of her tenure. She is a trustee of the United Way of Miami-Dade County and serves as a member of the board of Jewish Adoption and Foster Care Options (JAFCO). Ms. Freed earned a bachelor’s degree in business with an emphasis in marketing from the University of Colorado.

Joshua Hausman INDEPENDENT DIRECTOR Mr. Hausman has more than 20 years of private market investment experience focused on the healthcare industry, including in facilities-based and senior care services companies that provide personal care, medical and behavioral health services to vulnerable populations. Mr. Hausman spent two decades with Onex Corporation, from 2004 to February 2025, and served as Managing Director for Onex Partners, the upper- middle market private equity platform of Onex Corporation, from 2013 until his departure. He led Onex Partners’ North American healthcare investment activities, including advising portfolio company management teams and evaluating growth and operating efficiency opportunities. Prior to Onex Corporation, Mr. Hausman was an Associate in the Healthcare Investment Banking group at Banc of America Securities, where he provided capital raising and advisory services to healthcare companies. Since April 2025, Mr. Hausman has been Managing Partner at MHJ Capital Partners. Currently, he serves on the Board of Directors of Newport Healthcare and SCP Health. He has previously held board positions at privately owned and publicly traded healthcare services companies, including BrightSpring Health Services, Genesis HealthCare, Inc., and the Center for Diagnostic Imaging. He holds an A.B. in Economics (cum laude) from Harvard College. Elizabeth B. Mace INDEPENDENT DIRECTOR Ms. Mace has more than 30 years of experience in research, economics, and market analysis. Most recently, she served as the Chief Economist and Director of Research and Analytics at the National Investment Center for Seniors Housing & Care (NIC) from 2014 to June 2023. Prior to serving on NIC’s leadership team, she served on the NIC Board of Directors and chaired its Research Committee. She has also previously served as a director at AEW Capital Management and worked in the AEW Research Group for 17 years. Before AEW, she also spent 10 years at Standard & Poor’s DRI/McGraw-Hill as director of its Regional Information Service. Ms. Mace also worked as a regional economist at Crocker Bank, and for the National Commission on Air Quality, the Brookings Institute, and Boston Edison. She is formerly a member of the Institutional Real Estate Americas Editorial Board. In 2020, Ms. Mace was inducted into the McKnight’s Women of Distinction Hall of Honor. In 2014, she was appointed a fellow at the Homer Hoyt Institute and was awarded the title of a “Woman of Influence” in commercial real estate by Real Estate Forum Magazine and Globe Street. In addition, in 2025, she was inducted into the Senior Living Hall of Fame by the American Seniors Housing Association. Ms. Mace is National Association of Corporate Directors (NACD) Directorship CertifiedTM. She received a bachelor’s degree from the Mount Holyoke College and a Master’s of Science in Applied Economics from the University of California. She also earned a Certified Business EconomistTM designation from the National Association of Business Economists.

Lee S. Wielansky INDEPENDENT DIRECTOR Mr. Wielansky has more than 40 years of commercial real estate investment, management, and development experience. He currently serves as Chairman and CEO of Opportunistic Equities, which specializes in low income housing. He has also served as Chairman and CEO of Midland Development Group, Inc., which he re- started in 2003 and focused on the development of retail properties in the mid-west and southeast. Prior to Midland, he served as President and CEO of JDN Development Company, Inc. and as a director of JDN Realty Corporation. Before joining JDN, he served as Managing Director - Investments of Regency Centers Corporation, which in 1998 acquired Midland Development Group, a retail properties development company co-founded by Mr. Wielansky in 1983. Mr. Wielansky served as the Company’s Non-Executive Chairman of the Board from February 2018 through December 2019. He also serves as Lead Trustee of Acadia Realty Trust and served as a director of Isle of Capri Casinos, Inc. from 2007 to 2017 and Pulaski Financial Corp. from 2005 to 2016. He also serves as a member of the Board of Clayco Construction Company. Mr. Wielansky received a bachelor’s degree in Business Administration, with a major in Real Estate and Finance, from the University of Missouri-Columbia, where he is currently a member of the Strategic Development Board of the College of Business. He also serves on the Board of Directors of The Foundation for Barnes-Jewish Hospital and on the Finance Committee of both The Foundation and the Barnes-Jewish Hospital. Brookdale’s Eight Nominees Are Best Positioned to Represent Your Interests Experience and Core Competencies Asher Drayton Fioravanti Freed Hausman Mace Warren Wielansky Current or Former CEO Current or Former CFO Senior Housing Healthcare (Operations & Strategy Healthcare (Clinical) Hospitality Sales & Marketing Real Estate Finance/Economics Mergers & Acquisitions Risk Management Other Public Board Service

Protect the Value of Your Investment: Use the BLUE Proxy Card to Vote “FOR” ONLY Brookdale’s Eight Highly-Qualified Director Nominees Today How to Vote Investors Jessica Hazel Jessica.hazel@brookdale.com Media media.relations@brookdale.com Tim Lynch/ Leigh Parrish Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449Privacy Policy Terms of Use Disclaimer BROOKDALE SENIOR LIVINGIf you have any questions about the Annual Meeting or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated.+1 (877) 750-5838 (toll-free from the U.S. and Canada) +1(412) 232-3651 (from other countries) How to Vote HOME OUR NOMINEES OUR STRATEGY ATTEMPTED ENGAGEMENT WITH ORTELIUS WHAT THE EXPERTISE ARE SAYING SHAREHOLDER RESOURCES HOW TO VOTE The Board Has Established a Clear and Compelling Strategy for Creating Shareholder Value That Has Already Demonstrated Significant Momentum Vote “FOR” ONLY Brookdale’s Eight Nominees on the BLUE Proxy Card Over the Past Several Years, We Streamlined Operations, Simplified the Business, Rationalized Our Lease Portfolio and Reduced Leverage - Brookdale’s Post-COVID Growth Is In Line with Its Peers and, in 2024, the Company Outperformed Compared to 2019 Across Key Metrics:

Consolidated RevPAR was 18% higher in 2024 than 2019 Operating income per available unit was 8% higher in 2024 than 2019 Adjusted EBITDA Margin is higher than 2019 levels and is continuing to rise Brookdale’s solid first quarter results and annual guidance raise are a testament to the significant momentum underway as the Company continues to meet the diverse needs of the baby boomer demographic. The Board and management team are executing a clear and compelling strategy for creating shareholder value. We are operating with purpose and are confident in our ability to deliver strong financial results, generate significant and growing cash flow, and drive substantial shareholder value creation. Q1 2025 Results Positive Adjusted Free Cash Flow 1 which typically has been negative in the first quarter 140 bps increase in consolidated weighted average occupancy Yoy2 Adjusted EBITDA1 that exceeded internal expectations and consensus estimates 4.9% growth in consolidated RevPAR YOY, exceeding internal expectations 80% same community weighted average occupancy, a key turning point towards positive cash flow generation 90 bps expansion in operating income margin Voy delivering the highest same community operating income margin achievement in five years Full Year 20251 Outlook 5.00% - 5.75% RevPAR YoY growth $440M - $450M Adjusted EBITDA 1See Non-GAAP Financial Measures located in the Disclaimer for further information 2 Year Over Year

Brookdale Is Executing on Five Key Initiatives We Believe Will Deliver Meaningful Shareholder Value: Improving operating performance to drive higher occupancy, improved rates, and robust cash flow Optimizing our real estate portfolio to focus management’s efforts on assets that can yield the greatest value for shareholders Reinvesting capital into our communities using a portion of asset sale proceeds and improving operations Reducing our leverage to maintain financial flexibility and resilience Ensuring high-quality environments for our residents and our associates Protect the Value of Your Investment: Use the BLUE Proxy Card to Vote “FOR” ONLY Brookdale’s Eight Highly-Qualified Director Nominees Today How to Vote Investors Jessica Hazel Jessica.hazel@brookdale.com Media. media relations@brookdale.com Tim Lynch / Leigh Parrish Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 Privacy Policy Terms of Use Disclaimer If you have any questions about the Annual Meeting or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated. +1 (877) 750-5838 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries) How to Vote

BROOKDALE SENIOR LIVING- HOME OUR NOMINEES OUR STRATEGY ATTEMPTED ENGAGEMENT WITH ORELIUS WHAT THE EXPERTS ARE SAVING SHAREHOLDER HOW TO RESOURCES VOTE Brookdale’s Good-Faith Efforts to Engage with Ortelius Have Not Been Met in Kind Vote “FOR” ONLY Brookdale’s Eight Nominees on the BLUE Proxy Card Ortelius is Just a 1% Shareholder Attempting to Take Control of the Board Despite the Fact That the Actions Brookdale Has Already Taken Are Consistent with Key Elements of Ortelius’ “Agenda” In order to avoid an unnecessary proxy contest, Brookdale’s Board and management team have made many attempts to engage with Ortelius constructively. Ortelius did not make itself available for a call with management for nearly two weeks after it had nominated a slate to take control of the Board. Prior to that time, no member of the Board or management team had any substantive discussions with Ortelius about the Company for approximately two years During the first conversation after Ortelius nominated a control slate, and a subsequent call between advisors, Ortelius did not engage in meaningful dialogue, admitted it had not spoken with other Brookdale shareholders, and openly stated it was not interested in any settlement that did not involve substantial Board and strategic change, without specifying what strategic change it desired Ortelius refused to agree to Brookdale’s Nominating and Corporate Governance Committee interviewing its nominees. Despite Ortelius refusal, we still sent individual notes to each of Ortelius’ candidates to illustrate our sincere desire to engage constructively with them. We did not receive any responses to this outreach (x) Ortelius did not disclose details of any strategic plan for Brookdale until April 24. At such time, it issued an open letter to shareholders suggesting Initiatives the Company should implement - the majority of which the Board and management team already have underway. In the letter, Ortelius also reiterated its intention to seek nearly wholesale Board change despite the Board’s significant, multi-year refreshment

We remained open-minded on a resolution and members of the Board conducted a call with Ortelius on April 27. Ortellus came to the call with no formal proposal, other than to emphasize its commitment to gaining Board representation. Ortelius’ refusal to participate in Brookdale’s refreshment process and allow interviews of its director nominees a month prior greatly inhibited the Board’s ability to consider any of the Ortelius nominees when refreshing its composition Given Ortelius’ record of poor engagement, Brookdale’s Board believes that replacing any of the Company’s nominees at this time would significantly impair your Board’s ability to identify a new CEO and continue executing on our strategy to create value for ALL shareholders. Protect the Value of Your Investment: Use the BLUE Proxy Card to Vote “FOR” ONLY Brookdale’s Eight Highly-Qualified Director Nominees Today How to Vote Investors Jessica Hazel Jessica hazebrookdale.com Media media relations@brookdale.com Tim Lynch/Leigh Parrish Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 Privacy Policy Terms of Use Disclaimer If you have any questions about the Annual Mouting or require any ass stance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated +1 (877) 750-5838 (toll-free from the US and Canada) +1 (412) 232-3651 [from other countries) How to Vote

BROOKDALE SENIOR LIVING- HOME OUR NOMINEES OUR ATTEMPTED ENGAGEMENT STRATEGY WITH ORTELIUS WHAT THE EXPERTS ARE SAYING SHAREHOLDER RESOURCES HOW TO VOTE The Street Agrees: Brookdale Is Well-Positioned to Enhance Value for ALL Shareholders Vote “FOR” ONLY Brookdale’s Eight Nominees on the BLUE Proxy Card Sell-Side Analysts and Other Third Parties Support Brookdale’s Strategy and Leadership Changes and Are Positive About Our Value Creation Opportunity* RBC Capital Markets “With BKD undertaking a CEO transition, we remain optimistic around the company’s positioning amid demographic tailwinds and upside from operating leverage as occupancy returns to pre-pandemic levels.” 5.7.25 RBC Capital Markets “We were pleased to see BKD report strong 1Q results on strong occupancy momentum and operational cost controls, prompting management to raise its 2025 EBITDA guidance range by $7.5MM at the midpoint. Brookdale’s first quarter results came in comfortably ahead of our estimate, consensus, and management’s internal expectations, driven by solid occupancy momentum, as previewed in early April, and impressive cost containment.” 5.6.25 DEERFIELD Advancing Healthcare “Deerfield has been a long-term shareholder of Brookdale Senior Living and is one of Brookdale’s largest capital partners. Our enthusiasm about Brookdale’s future has never been greater and we support the Board’s efforts to extend Brookdale’s leadership in patient care and financial performance. We believe demand for Brookdale’s services will well outstrip supply in a few short years due to demographics alone. Revitalizing existing communities and executing a growth strategy made possible through rising operating cash flows can allow the company to close the growth and valuation gap with peers. In our view, this can comfortably yield a significantly higher equity value. Articulating a clear vision and establishing an incentive system to align stakeholders is foundational for the company to reach its potential. We look forward to supporting Brookdale as it brings new talent and energy to the Board and executive team.” 4.14.25 15

Jefferies
“BKD’s CEO change underscores the Board’s focus on positioning the company to take advantage of these secular tailwinds, which we view positively.”
4.14.25
MACQUARIE
“We believe Brookdale is on the right path to improve cash flow and shareholder returns. We think Brookdale is a relatively high-risk, high-reward play on the private-pay senior housing industry benefiting from favorable supply and demand.”
3.11.25
* Permission to use quotes neither sought nor obtained
Protect the Value of Your Investment: Use the BLUE Proxy Card to Vote “FOR” ONLY Brookdale’s Eight Highly-Qualified Director Nominees
Today
How to Vote
Investors
Jessica Hazel
Jessica.hazel@brookdale.com
Media
media.relations@brookdale.com
Tim Lynch / Leigh Parrish
Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449
Privacy Policy Terms of Use
Disclaimer
If you have any questions about the Annual Meeting or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated.
+1 (877) 750-5838 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)
How to Vote
16

BROOKDALE
SENIOR LIVING
HOME
OUR NOMINEES
OUR
STRATEGY
ATTEMPTED ENGAGEMENT WITH ORTELIUS
WHAT THE EXPERTS ARE SAYING
SHAREHOLDER
RESOURCES
Shareholder Resources
Vote “FOR” ONLY Brookdale’s Eight Nominees on the BLUE Proxy Card
Shareholder Letters
HOW TO VOTE
May 15, 2025
Shareholder Letter #1
Press Releases
May 15, 2025
Brookdale Files Definitive Proxy Statement and Mails Letter to Shareholders
Download PDF
View Release
May 6, 2025
Brookdale Announces First Quarter 2025 Results and Increases Annual Guidance
View Release
April 24, 2025
Brookdale Appoints Joshua Hausman to Board of Directors
April 14, 2025
Brookdale Announces CEO Transition and Board of Directors Refreshment
View Release
April 8, 2025
Brookdale Reports March 2025 Occupancy
March 10, 2025
Brookdale Reports February 2025 Occupancy
View Release
View Release
View Release
000000
March 5, 2025
Brookdale Confirms Receipt of Director Nominations
View Release

May 14, 2025
2025 Proxy Statement
SEC Filings
Protect the Value of Your Investment:
Use the BLUE Proxy Card to Vote “FOR” ONLY Brookdale’s Eight Highly-Qualified Director Nominees
Today
How to Vote
Download PDF
Investors
Jessica Hazel
Jessica hazel@brookdale.com
Media
media relations@brookdale.com
Tim Lynch/Leigh Parrish
Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449
Privacy Policy Terms of Use Disclaimer
If you have any questions about the Annual Meeting or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated.
+1 (877) 750-5838 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)
How to Vote
BROOKDALE
SENIOR LIVING-
HOME
OUR
NOMINEES
OUR
STRATEGY
ATTEMPTED ENGAGEMENT WITH ORTELIUS
WHAT THE EXPERTS
ARE SAYING
SHAREHOLDER RESOURCES
Vote “FOR” ONLY Brookdale’s Eight Nominees on the BLUE Proxy Card
HOW TO VOTE
Vote “for” only Brookdale’s Eight Nominees on the Blue Proxy card

Your Board Urges You to Protect the Value of Your Investment by Voting “FOR” ONLY Brookdale’s Eight Highly Qualified Nominees on the BLUE Proxy Card Your vote FOR all eight of Brookdale’s highly qualified and experienced director nominees on the BLUE proxy card or BLUE voting instruction form is extremely important no matter how many shares you own. Your Board does not endorse Ortelius nominees and strongly urges you to DISCARD and NOT vote using any white proxy card or white voting instruction form sent by Ortelius Please submit your proxy vote in advance of the July 11, 2025 Annual Meeting in one of the ways outlined below. How to Vote Whether or not you expect to attend the Annual Meeting, please promptly follow the easy instructions on your BLUE proxy card or BLUE voting instruction form to vote by phone, internet or by signing, dating, and returning the BLUE proxy card in the postage-paid envelope provided. If you received the Company’s proxy materials by email, you may vote by simply clicking on the “VOTE NOW” button in the email Online Vote online using the control number on your BLUE proxy card or BLUE voting instruction form at the voting website indicated. By Phone Locate the control number on your BLUE proxy card or BLUE voting instruction form to vote by calling the toll free number Indicated. By QR Code Your BLUE voting instruction form may also include a QR code for voting via your mobile phone Already Voted or Voted Erroneously? Even if you have already voted, you may continue to receive proxy materials because of the importance of this year’s vote We recommend you vote on every BLUE proxy you receive and discard any white proxy receive from Ortelius. If you think you may have erroneously voted using Ortelius white proxy, you can change your vote using the BLUE proxy provided by the Company. By Mail If you received a printed version of the proxy materials, you may vote by mail by marking dating, and signing your BLUE proxy card or BLUE voting instruction form and returning & in the postage pre-paid envelope provided. Please be careful to mark FOR ONLY Brookdale’s eight nominees. Questions? If you have any questions about how to vote your shares, please contact the firm assisting us with the solicitation Innisfree M&A Incorporated +1 (877) 750-5838 (toll free from the US and Canada) +1(412) 232-36 (from other countries)

Investors Jessica Hazel Jessica.hazel(@brookdale.com Media media.relations@brookdale.com Tim Lynch/Leigh Parrish Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 21 If you have any questions about the Annual Meeting or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated. +1 (877) 750-5838 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries) Privacy Policy Terms of Use Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Brookdale Senior Living inc. Brookdale or the “Company”) and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company Important Additional Information The Company, its directors, executive officers, and certain other employees are deemed to be “participants” jas defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”. The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a BLUE universal proxy card with the US. Securities and Exchange Commission (the SLC) on May 14, 2025 in connection with such solicitation of proxies from the Company’s stockholders STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO HEAD SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the section titled “Principal Stockholders of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SLC filings on Forms 3, 4, and 5, which are available on the Company’s website available here or through the SLC’s website at www.sec.gov. Stockholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://brookdaleinvestors.com.

Cautionary Statement The timing of these postings are made at the discretion of the Company. Headers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. Certain statements on this website may constitute forward-looking statements within the meaning of the Private Securities Litigation Heform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may” “will” “should,” “could.” “would,” “on our way.” “potential,” “intend,” “expect,” “endeavor.” “seek,” “anticipate,” “estimate,” “believe,” “project,” “predict,” “continue” “plan,” “target,” or other similar. wards or expressions, and include statements regarding the focus of the Board of Directors and management of the Company, the Company’s ability to deliver sustained and compelling returns to its shareholders, the Company’s ability to continue to grow profitable occupancy, RevPIOR, and HevPAR, deliver meaningful Adjusted EBITDA growth, materially enhance Adjusted Free Cash Flow generation, and create shareholder value. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, events which adversely affect the ability of seniors to afford resident fees, including downturns in the economy, housing market, consumer confidence, or the equity markets and unemployment among resident family members, the effects of senior housing construction and development, lower industry occupancy, and increased competition conditions of housing markets, regulatory changes, acts of nature, and the effects of climate change in geographic areas where the Company is concentrated; terminations of the Company’s resident agreements and vacancies in the living spaces it leases; changes in reimbursement rates, methods, or timing under governmental reimbursement programs including the Medicare and Medicaid programs; failure to maintain the security and functionality of the Company’s information systems, to prevent a cybersecurity attack or breach, or to comply with applicable privacy and consumer protection laws, including HIPAA; the Company’s ability to complete its capital expenditures in accordance with its plans; the Company’s ability to identify and pursue development, investment, and acquisition opportunities and its ability to successfully integrate acquisitions; competition for the acquisition of assets; the Company’s ability to complete pending or expected disposition, acquisition, or other transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions, and uncertainties as to the timing of closing, and the Company’s ability to identify and pursue any such opportunities in the future; risks related to the implementation of the Company’s strategy, including initiatives undertaken to execute on the Company’s strategic priorities and their effect on its results; any resurgence or variants of the COVID-19 pandemic; limits on the Company’s ability to use net operating loss carryovers to reduce future tax payments; delays in obtaining regulatory approvals; the risks associated with tariffs and the uncertain duration of trade conflicts; disruptions in the financial markets or decreases in the appraised values or performance of the Company’s communities that affect the Company’s ability to obtain financing or extend or refinance debt as it matures and the Company’s financing costs; the Company’s ability to generate sufficient cash flow to cover required interest, principal, and long-term lease payments and to fund its planned capital projects; the effect of any non-compliance with any of the Company’s debt or lease agreements (including the financial or other covenants contained therein), including the risk of lenders or lessors declaring a cross default in the event of the Company’s non-compliance with any such agreements and the risk of loss of the Company’s property securing leases and indebtedness due to any resulting lease terminations and foreclosure actions; the inability to renew, restructure, or extend leases, or exercise purchase options at or prior to the end of any existing lease term; the effect of the Company’s indebtedness and long-term leases on the Company’s liquidity and its ability to operate its business; increases in market interest rates that increase the costs of the Company’s debt obligations; the Company’s ability to obtain additional capital on terms acceptable to it; departures of key officers and potential disruption caused by changes in management; increased competition for, or a shortage of, associates, wage pressures resulting from increased competition, low unemployment levels, minimum wage increases and changes in overtime laws, and union activity; environmental contamination at any of the Company’s communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against the Company, including putative class action complaints; negative publicity with respect to any lawsuits, claims, or other legal or regulatory proceedings; costs to respond to, and adverse determinations resulting from, government inquiries, reviews, audits, and investigations; the cost and difficulty of complying with increasing and evolving regulation, including new disclosure obligations; changes in, or its failure to comply with, employment-related laws and regulations; the risks associated with current global economic conditions and general economic factors on the Company and the Company’s business partners such as inflation, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, tax rates, tariffs, geopolitical tensions or conflicts, and uncertainty surrounding a new presidential administration, the impact of seasonal contagious illness or other contagious disease in the markets in which the Company operates actions of activist stockholders, including as a result of the current proxy contest and any potential change of control of the Company or the Board; as well as other risks detailed from time to time in the Company’s filings with the securities and Exchange Commission ("SEC"), including those set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of posting. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in any posting to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Pangaea Ventures, L.P., which is managed by Ortelius Advisors, L.P. (collectively, “Ortelius”) (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website.

This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company. NON-GAAP FINANCIAL MEASURES This communication mentions the financial measures Adjusted EBITDA and Adjusted Free Cash Flow, which are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Reference to these non-GAAP financial measures is intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Reconciliation of the non-GAAP financial measures included in the 2025 full-year annual guidance to the most comparable GAAP financial measures are not available without unreasonable effort due to the inherent difficulty in forecasting the timing or amounts of items required to reconcile Adjusted EBITDA from the Company’s net income (loss), including but not limited to (a) benefit/provision for income taxes, (b) non-operating income/expense items, (c) depreciation and amortization, and (d) income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items, and Adjusted Free Cash Flow from the Company’s net cash provided by (used in) operating activities, including but not limited to (a) distributions from unconsolidated ventures from cumulative share of net earnings, (b) changes in prepaid insurance premiums financed with notes payable, (c) changes in operating lease assets and liabilities for lease termination, (d) cash paid/received for gain/loss on facility operating lease termination, (e) lessor capital expenditure reimbursements under operating leases, (f) property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds, (g) non-development capital expenditures, and (h) payment of financing lease obligations. Variability in the timing or amounts of items required to reconcile the measure may have a significant impact on the Company’s net income (loss) and net cash provided by (used in) operating activities.

Adjusted EBITDA Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. The Company believes that presentation of Adjusted EBITDA as a performance measure is useful to investors because (i) it is one of the metrics used by the Company’s management for budgeting and other planning purposes, to review the Company’s historic and prospective core operating performance, and to make day-to-day operating decisions; (ii) it provides an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods; (iii) the Company believes that this measure is used by research analysts and investors to evaluate the Company’s operating results and to value companies in its industry; and (iv) the Company uses the measure for components of executive compensation. Adjusted Free Cash Flow Adjusted me Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases plus property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: non-development capital expenditures and payment of financing lease obligations. The Company believes that presentation of Adjusted Free Cash Flow as a liquidity measure is useful to investors because (i) it is one of the metrics used by the Company’s management for budgeting and other planning purposes, to review the Company’s historic and prospective sources of operating liquidity, and to review the Company’s ability to service its outstanding indebtedness, pay dividends to stockholders, engage in share repurchases, and make capital expenditures, including development capital expenditures; and (ii) it provides an indicator to management to determine if adjustments to current spending decisions are needed.

DEFINITIONS RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company’s communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company’s communities), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Operating Income is defined by the Company as resident fee revenue and other operating income less facility operating expense. Operating Income does not include general and administrative expense or depreciation and amortization. Operating Income Margin is defined by the Company as Operating Income divided by resident fee revenue.